UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 23, 2016 (March 23, 2016)

Resource Innovation Office REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-201842	80-0854717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 231-7050

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

Amendment No. 2 to the Amended & Restated Advisory Agreement

On March 23, 2016, Resource Innovation Office REIT, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment to the Advisory Agreement”) to the Amended & Restated Advisory Agreement dated October 1, 2015 (the “Advisory Agreement”) with Resource Innovation Office Advisor, LLC, the Company’s advisor (the “Advisor”).

The Amendment to the Advisory Agreement provides, among other things, that (i) the Advisor will receive an acquisition fee equal to 2.0% of the sum of the amount actually paid or allocated to fund the acquisition, origination, development, construction or improvement of a property, loan or other permitted investment; and (ii) the Advisory Agreement may be terminated on 60 days’ written notice with or without cause and without penalty by the Company (acting through its independent directors) or with or without good reason and without penalty by the Advisor.

The foregoing summary of the Amendment to the Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment to the Advisory Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment No. 1 to the Amended & Restated Limited Partnership Agreement

On March 23, 2016, the Company entered into Amendment No. 1 to the Amended & Restated Limited Partnership Agreement (the “Amendment to the Limited Partnership Agreement”) of Resource Innovation Office OP, LP (the “Operating Partnership”) dated October 1, 2015, with Resource Innovation Office Holdings, LLC and Resource Innovation Office SLP, LLC (the “Special Limited Partner”). The Amendment to the Limited Partnership provides generally that the Special Limited Partner has received special limited partnership units from the Operating Partnership in exchange for services performed or to be performed from the date of the issuance of such special limited partnership units until the date of termination of the Advisory Agreement.

The foregoing summary of the Amendment to the Limited Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment to the Limited Partnership Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Second Amended & Restated Dealer Manager Agreement

On March 23, 2016, the Company entered into the Second Amended & Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”), with Resource Real Estate, Inc. and Resource Securities, Inc. (the “Dealer Manager”). The Amended Dealer Manager Agreement amends and restates the Amended & Restated Dealer Manager Agreement dated October 1, 2015 in order to, among other things, establish the compensation payable to the Dealer Manager by the Company in connection with the sale of shares of the Company’s Class A common stock (the “Class A Shares”) and shares of the Company’s Class T common stock (the “Class T Shares” and collectively with the Class A Shares, the “Shares”).

Under the Amended Dealer Manager Agreement, the Company will pay the Dealer Manager a dealer manager fee of up to 3.0% of the gross proceeds of Shares sold in the Company’s primary offering. The Amended Dealer Manager Agreement also provides that the Company will pay the Dealer Manager selling commissions of up to 7.0% of the gross proceeds of Class A Shares sold in the primary offering and up to 2.0% of the gross proceeds of Class T Shares sold in the primary offering. The Dealer Manager will reallow all of the selling commissions that it receives for the sale of Shares that are attributable to a participating broker-dealer.

The Amended Dealer Manager Agreement also provides that each Class T Share sold in the primary offering will be subject to a distribution and shareholder servicing fee, payable by the Company to the Dealer Manager, for five years from the date on which such share is issued. The distribution and shareholder servicing fee will accrue daily and will be equal to 1.0% of the purchase price per Class T Share (or, after the Company begins calculating its net asset value (“NAV”) as described in the Company’s prospectus, the NAV per Class T Share). The Company will cease paying the distribution and shareholder servicing fee on each Class T Share prior to the fifth anniversary of its issuance on the earliest of the following, should any of these events occur: (1) the date at which, in the aggregate, underwriting compensation from all sources equals 10% of the gross proceeds from the primary offering; (2) the date on which the Company lists its shares on a national securities exchange, and (3) the date of a merger or other extraordinary transaction in which the Company is a party and in which the Company’s common stock is exchanged for cash or other securities. The Amended Dealer Manager Agreement provides that the Dealer Manager will reallow the distribution and shareholder servicing fee payable on each Class T Share to the participating broker-dealer responsible for the sale of such Class T Share or, under certain conditions, to the broker-dealer servicing the account of the holder of such Class T Share.

The Amended Dealer Manager Agreement also provides that reduced selling commissions will be payable to the Dealer Manager in connection with sales of $2,500,000 or more of Class A Shares through the same participating broker-dealer in the primary offering.

The foregoing summary of the terms of the Amended Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Dealer Manager Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 2 to the Amended & Restated Advisory Agreement between Resource Innovation Office REIT, Inc. and Resource Innovation Office Advisor, LLC, dated as of March 23, 2016

10.2	Amendment No. 1 to the Amended & Restated Limited Partnership Agreement of Resource Innovation Office OP, LP, among Resource Innovation Office REIT, Inc., and the other partners party thereto, dated as of March 23, 2016

10.3	Second Amended & Restated Dealer Manager Agreement among Resource Innovation Office REIT, Inc., Resource Real Estate, Inc., and Resource Securities, Inc., dated as of March 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE INNOVATION OFFICE REIT, INC.

By:	/s/ Alan Feldman
Name:Alan Feldman
Title: Chief Executive Officer

Date: March 23, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2 to the Amended & Restated Advisory Agreement between Resource Innovation Office REIT, Inc. and Resource Innovation Office Advisor, LLC, dated as of March 23, 2016

10.2	Amendment No. 1 to the Amended & Restated Limited Partnership Agreement of Resource Innovation Office OP, LP, among Resource Innovation Office REIT, Inc., and the other partners party thereto, dated as of March 23, 2016

10.3	Second Amended & Restated Dealer Manager Agreement among Resource Innovation Office REIT, Inc., Resource Real Estate, Inc., and Resource Securities, Inc., dated as of March 23, 2016